SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20509

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 15, 2000
                                 Date of Report
                       (Date of Earliest Event Reported)

                             ACCORD VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-25493                   98-0199141
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                            2 Park Plaza, Suite 450
                                Irvine, CA 92614
                    (Address of Principal Executive Offices)

                                  619-778-4705
                         Registrant's Telephone Number

                           1224 Avenue Road, Suite 1
                            Toronto, Ontario, Canada
                (Former Address of Principal Executive Offices)

Item 1.   Changes in Control of Registrant.

         (a) On March 15, 2000, the Registrant and CompSports USA, Inc., a Nevada corporation ("CompSports"), concluded an Agreement and Plan of Reorganization (the "Plan") as outlined in the Letter of Intent between the Registrant and CompSports, whereby the Registrantissued a controlling interest in Registrant to the shareholders of CompSports, and CompSports became a wholly owned subsidiary of the Registrant.

          The offer, in a stock for stock exchange, was made to the 26 CompSports shareholders (the "CompSport Shareholders") who executed and delivered a copy of the Plan. As of the closing on March 15, 2000, the CompSports stockholders received 7,770,000 Shares of the Registrant under the Plan (approximately 58.7% of the Registrant's shares).

         The Plan was also adopted, ratified and approved by the Board of Directors of the Company by unanimous written consent in accordance with the Bylaws of the Registrant and the Nevada Revised Statues.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Allen Wilson, former President and Director, owned 2,000,000 shares of the Registrant (20.7%); David Zosziak, former Secretary/Treasurer and Director, owned 2,000,000 shares of the Registrant (20.7%); and, Paul Berry, former Director, owned 500,000 shares of the Registrant (5.2%).

          The pre-Plan outstanding shares were 9,680,000, of which 4,500,000 shares (the "Canceled Shares") owned by Messrs. Wilson, Zosziak, and Berry (the "Former Directors") were canceled upon the closing of the Plan in consideration of the transfer of certain mining properties owned by the Registrant to the Former Directors. Inlcuding the 7,770,000 shares issued to the CompSports Shareholders and 278,000 shares issued by the Registrant in the first calendar quarter of 2000, which shares are "restricted securities," there are currently 13,228,000 shares of common stock of the Registrant issued and outstanding.

          The source of the consideration used by CompSports Shareholders to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of CompSports pursuant to the Plan.

          The basis of the "control" by the CompSports stockholders is stock ownership or positions held. Pursuant to the Plan, the then members of the Board of Directors and executive officers resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the stockholders and directors of the Registrant or until their prior resignations or terminations.

         (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new management, to wit:

Name                            Shares Owned                 %

Grahame McKee                    2,770,000               20.4%
Troy B. Davis                    2,688,500               20.3%
Peter Johnson                      598,000                4.5%
R. Gene Klawetter                   50,000                0.4%

Executive Officers and Directors
Collectively (three persons)     3,336,500               25.2%


Item 2.   Acquisition or Disposition of Assets.

          See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and CompSports, and the members of the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present business operations; the future potential of CompSports; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an "affiliate" of the Registrant had any direct or indirect interest in CompSports prior to the completion of the Plan.

                   DESCRIPTION OF THE BUSINESS

The Company

        In 1997 Compsports Pty. Ltd. ("LTD") was formed as a Proprietary Limited Company pursuant to the laws of Queensland, Australia by Grahame McKee and Troy
B. Davis LTD was launched as an information technology ("IT") development and services company. Since its formation, LTD developed a high performance network system with unique capability to facilitate interactive games of skill on the Internet by, ostensibly, millions of participants. The initial game developed is golf.

        Recognizing the significant worldwide potential for the product, LTD decided to expand by offering exclusive licensing rights in key markets around the world. CompSports is the exclusive licensee for North America. The license agreement between LTD and CompSports requires that CompSports pays LTD a royalty equal to 3% of the revenues of CompSports derived from the use of licensed technology, with a minimum annual royalty of $1.2 million payable quarterly. In consideration of the royalty, LTD will provide network maintenance services to USA.

        Through its acquistion of USA, the Company plans to launch its golf tournaments in the third quarter, 2000 from its headquarters in La Jolla, California. The Company will aggressively engage in the online interactive games industry to create a competitive opportunity for golfers to participate in the industry's most compelling and rewarding tournaments. The Company intends to offer fun, features-rich games with the intention of setting industry standards to maintain a strong competitive advantage. The Company plans to enhance its basic product offering by offering online e-commerce shopping for sports merchandise, with its own pro-shop, and a "19th hole" chat room.

The Company will not develop simulated sports games; rather, through its association with LTD, the Company will develop the technology which controls these games and enables millions of people to play a game simultaneously.

LTD has attempted to take full advantage of the new and emerging technologies made possible with the advent of the Internet and associated industries and has fully exploited these opportunities through the use of Haptics, Firewire, Increased Bandwidth, Proprietary Wrapper and Systems Integration.

The major shortcoming of "traditional" approaches to multi-player systems is the limit to the number of TCP/IP ports per host. That problem has been overcome by adapting some of the recent Linux kernel features, assuring massive multi-player support, increased resilience to "Denial of Service" attacks and hardware failure. Extrapolation from test results suggests the system will be capable of supporting in excess of 65 million simultaneous players before the servers are incapable of servicing network requests. It could be considered that when the system is running a tournament the combination of server hardware, gateways and the users' computers would constitute the world's largest multi-processing supercomputer.

LTD's Proprietary Wrapper utilizes recent advances in Chaos Theory and Distributed Computing Theory to authenticate network transactions without the overhead (computational and bandwidth related) of SSL technologies, as well as avoiding license and export regulation issues.

Analysis suggests that the brute force cracker will have to monitor 4 billion games in order to extract a key to forge game results. As each session (i.e. online player actively operating the game) uses its own keys, forging of game results is infeasible without internal knowledge restricted to a subset of the Company's technical staff.

Employees

     At present, the Company has a full-time staff of 16 salaried employees. None of these employees is represented by a labor union. The Company considers its relations with its employees to be excellent.

Properties

          The Company is in the process of leasing a facility for its operations; however, as of the date of this report no agreements have been entered into for a facility.

Legal Proceedings

          The Company has no pending or threatened litigation.

DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES

          The following individuals are the directors, nominees to become directors, officers and significant employees of the Company along with their age, capacity and terms of office:

Name                         Title/Position                           Age
----                         --------------                           ---
Troy B. Davis         Chairman, CEO, CFO, Director                    36
Peter Johnson             President, Director                         54
Gene Klawetter                  Director                              61
Bruce H. Haglund, Esq.          Secretary                             48
John Foster             Chief Research Officer                        37
Steve Eccles            Chief Technical Officer                       36
Neville Mohomet,     Chief Communications Officer                     39

Troy B. Davis, CEO - Mr. Davis has been actively involved in the Information Technology Industry for 15 years as a programmer and advisor. Before joining Compsports Pty. Ltd. Mr. Davis managed his own computer-related business.

Peter Johnson, President - Mr. Johnson has a strong marketing and financial background coupled with hands-on experience as a CEO in Australia. His financial background includes a period as a licensed investment advisor for Australian Fixed Trusts Limited, a major force in the unlisted trust industry in Australia in the 1980's. He then established his own advisory company before selling his interests in that corporation in 1987. Entering the finance industry soon after, Mr. Johnson became involved in insurance and real estate including project marketing and aged care development.

R. Gene Klawetter, Director - Mr. Klawetter is the President of K Capital Corp venture management firm which focuses on high technology business opportunities of specific companies which have a high-tech component. Prior to this Mr. Klawetter was Chairman and President of AVE, Inc., a technology development company. Mr. Klawetter subsequently merged AVE, Inc. with Cyco.Net Inc. in a reverse merger. From 1994 to 1998, he was Chairman, President and CEO of American Digital Communications, a company involved in building out 105 channels of 220 MHZ spectrum for low-cost analog dispatch applications. Mr. Klawetter successfully sold the systems to a larger provider and guided the company to a merger with TrackPower International of Toronto, Canada. From 1990 to 1994, he was President and CEO of Millicom Radio Telephone Company, Inc., a 900MHZ provider in 5 states. Mr Klawetter has extensive experience in working with the FCC in the areas of licensing and legal interface. From 1983 to 1997, Mr. Klawetter was the President and Chief Operating Officer of Pinetree Computer Systems, a public company, and from 1979 to 1983 he was the executive vice president of Field Operations, Micom, Toronto, Canada. From 1976 to 1979, he was National Sales Manager of NBI, Inc., of Boulder, Colorado.

Bruce H. Haglund has practiced corporate and securities law in Southern California for the past 20 years and is a partner with the law firm of Gibson, Haglund & Paulsen. Mr. Haglund received his law degree from the University of Utah College of Law in 1979. Mr. Haglund began his legal career in 1980 as an associate with Gibson, Ogden & Johnson. He became a partner in its successor firm in 1984. Mr. Haglund is a member of the Board of Directors and Secretary of Metalclad Corporation, Renaissance Golf Products, Inc., Aviation Distributors, Inc., VitriSeal, Inc., and HydroMaid International, Inc.

John Foster, Chief Research Officer - Mr. Foster has over 20 years experience in IT dating back to the early Digital Equipment Corp.'s mini-processors. He was awarded the KM Hatano Scholarship in 1994, the Griffith University Distinguished Scholar award in 1995, the 1995 Bachelors Medal for Excellence in the Faculty of Engineering and Applied Science, the 1996 University Medal for Excellence in Post-Graduate Research, and was awarded a GUPRA Post Graduate Scholarship in 1997 for Doctoral Studies. Mr. Foster developed "Online Flexible Learning Materials" for Griffith University ranging form interactive notes and tutorials to online diagnostic testing and directed learning systems. He was the convenor and lecturer of courses in applied statistics and computing, writing, delivering and was responsible for the marking of all course materials and assessment items. He has successfully worked in team structures and managed large teams of students (200+).

Steve Eccles, Chief Technical Officer - Mr. Eccles, one of the founding members of Compsports Pty. Ltd., has over 15 years experience developing computer operation software and specialist computer equipment. Prior to the founding of Compsports Pty. Ltd., he specialized in the integration of existing and emerging computer technologies. Mr. Eccles recently completed the Y2K reporting on the Wespac Plaza Building in Sydney and briefed the Director General of the NSW Department of Transport on their proposed "Integrated Smartcard Ticketing Systems".

Neville Mohomet, Chief Communications Officer - Mr. Mohomet's specialized training gained him the Advanced Certificate in electronic engineering and telecommunications at Royal Melbourne Institute of Technology while employed by DEFASSAS (Defence Australian Satellite Systems) as a design engineer for six years. He then joined Sola Pty. Ltd. as a design consultant before joining Australia's leading Telecommunication Company for the next 6 years. Mr. Mohomet's work experience and studies has exposed him to the best communications technology available in the world today.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          See Item 1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Business Acquired.

          Audited financial statements of CompSports are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about May 30, 2000, which is 75 days after the completion of the Plan on March 15, 2000.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Plan, are being prepared and will be filed on or about May 30, 2000, which is 75 days after the completion of the Plan on March 15, 2000.

      (c) Exhibits.

              10 Plan of Reorganization between Accord Ventures, Inc. and CompSports, Inc. dated March 15, 2000

                       (The Company agrees to furnish supplementally to the Commission a copy of the exhibits to the Agreement and Plan of Reorganization upon request.)

Item 8.   Change in Fiscal Year.

          None; not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ACCORD VENTURES, INC.

    Date: 3/22/00                  By:/s/Troy B. Davis
         ---------                --------------------------------------
                                  Troy B. Davis
                                  CEO, CFO and Director


    Date: 3/22/00                  By:/s/Peter Johnson
         ---------                --------------------------------------
                                  Peter Johnson
                                  President and Director


    Date: 3/22/00                  By:/s/R. Gene Klawetter
         ---------                --------------------------------------
                                  R. Gene Klawetter
                                  Director